SCHEDULE A

Effective as of June 22, 1998, this Schedule A is hereby amended as follows:

NAME OF SEPARATE ACCOUNT
AND DATE ESTABLISHED BY                  CONTRACTS FUNDED BY
BOARD OF DIRECTORS                       SEPARATE ACCOUNT                     DESIGNATED PORTFOLIOS
------------------                       ----------------                     ---------------------
Pruco Life Flexible Premium              Discovery Select Annuity             T. Rowe Price International Series, Inc.
Variable Annuity Account                 Contract                             -----------------------------------------
                                                                              o    T. Rowe Price International Stock
                                                                                   Portfolio

                                                                              T. Rowe Price Equity Series, Inc.
                                                                              -----------------------------------------
                                                                              o    T. Rowe Price Equity Income
                                                                                   Portfolio
Pruco Life Variable                      Variable Universal Life
Appreciable Account                      Insurance Policy                     T. Rowe Price International Series, Inc.
est. January 13, 1984                                                         -----------------------------------------
                                                                              o    T. Rowe Price International Stock
                                                                                   Portfolio

Pruco Life Variable                      Pruselect I Variable                 T. Rowe Price International Series, Inc.
Universal Account                        Universal Life Policy                -----------------------------------------
est. April 17, 1989                                                           o    T. Rowe Price International Stock
                                                                                   Portfolio

                                         Pruselect II Variable
                                         Universal Life Policy


            IN WITNESS WHEREOF, Pruco Insurance Company, T. Rowe Price Investment Services, Inc. and the undersigned funds hereby amend this Schedule A in accordance with the Participation Agreement made and entered into as of the 8th day of July, 1996.


COMPANY:                                           PRUCO LIFE INSURANCE COMPANY

                                                   By its authorized officer


                                                   By: /s/  Esther H. Milnes
                                                       -------------------------
                                                   Title:   President
                                                   Date:    July 6, 1998

FUND:                                  T. ROWE PRICE EQUIRT SERIES, INC.

                                              By its authorized officer


                                              By: /s/
                                                  -------------------------
                                              Title:   Vice President
                                              Date:    June 22, 1998


FUND:                                  T. ROWE PRICE INTERNATIONAL SERIES, INC.

                                              By its authorized officer


                                              By: /s/
                                                  -------------------------
                                              Title:   Vice President
                                              Date:    June 22, 1998


UNDERWRITER:                           T. ROWE PRICE INVESTMENT SERVICES, INC.

                                              By its authorized officer


                                              By: /s/
                                                  -------------------------
                                              Title:   Vice President
                                              Date:    June 22, 1998




                                     II-30